SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 27, 2004

Piedmont Natural Gas Company, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	1-6196	56-0556998

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code    (704) 364-3120

(Former Name or Former Address, if Changed Since Last Report.)

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Item 5. Other Events and Regulation FD Disclosure

     On February 27, 2004, Piedmont Natural Gas issued a Press Release to report the declaration of a dividend on its common stock. A copy of the Press Release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release – Piedmont Natural Gas Increases Dividend for Twenty-Sixth Consecutive Year

99.2	Press Release – Piedmont Reports First Quarter Results

Item 12. Results of Operations and Financial Condition

     On February 27, 2004, Piedmont Natural Gas issued a Press Release to report financial results for the first quarter ended January 31, 2004. A copy of the Press Release is attached as an exhibit to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Natural Gas Company, Inc.
(Registrant)

		By	/s/ Barry L. Guy

Barry L. Guy
Vice President and Controller
(Principal Accounting Officer)

Date	March 1, 2004

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